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                                                          Exhibit 23.2

                              ARTHUR ANDERSEN LLP

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated February 5, 1999 included in Advanced Energy Industries, Inc's Form 10-K for the year ended December 31, 1998 and to all references to our Firm included in this Registration Statement (File No. 333- ).


                                       /s/ Arthur Andersen LLP


Denver, Colorado
 November 4, 1999